SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                   Date of Report
                  (Date of earliest
                  event reported):           November 19, 2001
                                             -----------------



                                STEIN MART, INC.
             (Exact name of registrant as specified in its charter)



     Florida                        0-20052                     64-0466198
--------------------          ---------------------         --------------------
 (State or other                (Commission File               (IRS Employer
 jurisdiction of                    Number)                  Identification No.)
 incorporation)

               1200 Riverplace Blvd., Jacksonville, Florida 32207
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           (Address of principal executive offices including zip code)


                                 (904) 346-1500
                       ----------------------------------
                         (Registrant's telephone number)





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ITEM 7.                 FINANCIAL STATEMENTS AND EXHIBITS
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(c)      Exhibits.
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         See the attached Exhibit Index.



ITEM 8.                      CHANGE IN FISCAL YEAR
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Stein Mart, Inc. determined on November 19, 2001 to change its fiscal year-end from the Saturday closest to December 31 to the Saturday closest to January 31. Information concerning the change in fiscal year end is incorporated by reference from Stein Mart's press release dated November 19, 2001 announcing the change, which is incorporated by reference herein.









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Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       STEIN MART, INC.
                                       (registrant)


November 20, 2001                      By:     /s/ James G. Delfs
                                          --------------------------------------
                                              James G. Delfs
                                              Senior Vice President,
                                                Chief Financial Officer







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                                  EXHIBIT INDEX


99.1        Press Release dated November 19, 2001









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